BONOBOS
BONOBOS
RYAN
DUFFY
JOURNALIST
PRODUCER
RISK TAKER
ROLE MODEL
LELAND
MELVIN
WIDE RECEIVER
ASTRONAUT
EDUCATOR

ACADIA
REALTY TRUST

SUPPLEMENTAL REPORTING INFORMATION

Q4 2017

Table of Contents

Section I - Fourth Quarter 2017 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	29
Operating Statements		Core Lease Expirations	30
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	31
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	32
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	33
Transactional Activity	16	Fund Properties	34
2018 Guidance	18	Fund Lease Expirations	36
Net Asset Valuation Information	19	Fund Development Activity	37
Selected Financial Ratios	20
Debt Analysis
Summary	22
Detail	23
Maturities	25	Important Notes	38

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2017

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Boenning & Scattergood	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Floris van Dijkum - (212) 922-3572	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	fvandijkum@boenninginc.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Green Street Advisors
Daniel Busch - (949) 640-8780
dbusch@greenstreetadvisors.com

Supplemental Report - December 31, 2017	3

Market Capitalization
(including pro-rata share of Fund debt, in thousands)
									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt[1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	83,708				Balance at 12/31/2016	83,598	4,529	88,127
Common Operating Partnership ("OP") Units	4,716				Other	7	248	255
Combined Common Shares and OP Units	88,424				OP Conversions	25	(25)	—
					Balance at 3/31/2017	83,630	4,752	88,382	83,647	83,647	89,024	89,024
Share Price at December 31, 2017	$27.36				OP Conversions	16	(12)	4
					Equity Issuance	—	—	—
Equity Capitalization - Common Shares and OP Units	$2,419,281				Other	13	11	24
Preferred OP Units	13,662	[2]			Balance at 6/30/2017	83,659	4,751	88,410	83,662	83,654	88,973	88,998
Total Equity Capitalization	2,432,943		72%	73%	OP Conversions	20	(20)	—
					Other	1	(2)	(1)
Debt Capitalization					Balance at 9/30/2017	83,680	4,729	88,409	83,700	83,669	89,000	88,999
Consolidated debt	1,438,386				OP Conversions	25	(13)	12
Adjustment to reflect pro-rata share of debt	(512,434)				Other	3	—	3
Total Debt Capitalization	925,952		28%	27%	Balance at 12/31/2017	83,708	4,716	88,424	83,733	83,685	88,990	88,998

Total Market Capitalization	$3,358,895	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $11,425 and pro-rata share of Funds cash of $19,837, for total cash netted against debt of $31,262.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - December 31, 2017	4

Income Statements
(in thousands)

	December 31, 2017 [1]
	Quarter	Year to Date
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$50,181	$198,941
Expense reimbursements	12,560	44,907
Other	3,340	6,414
Total revenues	66,081	250,262
Operating expenses
Depreciation and amortization	27,689	104,934
General and administrative	8,470	33,756
Real estate taxes	8,484	35,946
Property operating	14,690	41,668
Other operating	1,197	2,184
Impairment charges	10,615	14,455
Total operating expenses	71,145	232,943
Operating (loss) income	(5,064)	17,319
Equity in earnings and gains of unconsolidated affiliates inclusive of gains on disposition of properties of $589 and $15,336, respectively	2,327	23,371
Interest income	5,495	29,143
Interest expense	(19,312)	(58,978)
Gain on change in control	5,571	5,571
(Loss) income from continuing operations before income taxes	(10,983)	16,426
Income tax benefit (provision)	13	(1,004)
(Loss) income from continuing operations before gain on disposition of properties	(10,970)	15,422
Gain on disposition of properties, net of tax	35,914	48,886
Net income	24,944	64,308
Net income attributable to noncontrolling interests	(4,032)	(2,838)
Net income attributable to Acadia	$20,912	$61,470

Supplemental Report - December 31, 2017	5

Income Statements - Detail
(in thousands)

	December 31, 2017 [1]
	Quarter	Year to Date

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$44,535	$178,465
Percentage rents	124	283
Expense reimbursements - CAM	6,189	17,813
Expense reimbursements - Taxes	6,372	27,095
Other property income	646	2,664
Total Property Revenues	57,866	226,320

PROPERTY EXPENSES
Property operating - CAM	10,984	33,175
Other property operating (Non-CAM)	3,128	7,749
Real estate taxes	8,484	35,946
Total Property Expenses	22,596	76,870

NET OPERATING INCOME - PROPERTIES	35,270	149,450

OTHER INCOME (EXPENSE)
Interest income	5,495	29,143
Straight-line rent income	2,399	10,002
Above/below-market rent	3,122	10,196
Interest expense [2]	(16,601)	(50,763)
Amortization of finance costs	(1,990)	(5,986)
Above/below-market interest expense	26	482
Asset and property management expense	(597)	(777)
Other income/expense	2,395	2,301
Transaction costs	(1,198)	(2,131)
Capital lease interest	(747)	(2,711)
Impairment charges	(10,615)	(14,455)
CORE PORTFOLIO AND FUND INCOME	16,959	124,751

FEE INCOME
Asset and property management fees	264	1,150
Promote income from funds, net	—	—
Transactional fees [3]	55	272
Income tax benefit (provision)	13	(1,004)
Total Fee Income	332	418

General and Administrative	(8,470)	(33,756)

Depreciation and amortization	(27,567)	(104,409)
Non-real estate depreciation and amortization	(122)	(524)
Gain on change in control	5,571	5,571
Gain on disposition of properties	35,914	48,886
Income before equity in earnings and noncontrolling interests	22,617	40,937

Equity in earnings of unconsolidated affiliates	2,327	23,371
Noncontrolling interests	(4,032)	(2,838)

NET INCOME ATTRIBUTABLE TO ACADIA	$20,912	$61,470

Supplemental Report - December 31, 2017	6

Income Statements - Pro Rata Adjustments
(in thousands)

	Quarter Ended December 31, 2017		Year-to-Date December 31, 2017
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(13,036)	$7,378	$(51,876)	$29,340
Percentage rents	(58)	21	(194)	98
Expense reimbursements - CAM	(2,057)	680	(4,943)	2,893
Expense reimbursements - Taxes	(1,152)	1,087	(3,915)	4,932
Other property income	(298)	6	(1,298)	45
Total Property Revenues	(16,601)	9,172	(62,226)	37,308

PROPERTY EXPENSES
Property operating - CAM	(5,375)	852	(15,431)	3,600
Other property operating (Non-CAM)	(1,926)	347	(4,121)	1,237
Real estate taxes	(2,169)	1,261	(8,818)	5,731
Total Property Expenses	(9,470)	2,460	(28,370)	10,568

NET OPERATING INCOME - PROPERTIES	(7,131)	6,712	(33,856)	26,740

OTHER INCOME (EXPENSE)
Interest income	(1,666)	2	(7,072)	2
Straight-line rent income	(1,132)	201	(4,989)	833
Above/below-market rent	(798)	513	(2,340)	1,471
Interest expense	9,302	(2,015)	23,955	(7,568)
Amortization of finance costs	1,380	(117)	4,028	(491)
Above/below-market interest expense	—	21	—	83
Asset and property management expense	501	(219)	687	(847)
Other income/expense	(1,921)	170	(4,383)	3,030
Transaction costs	245	—	721	106
Capital lease interest	—	—	—	—
Impairment charges	7,631	—	10,383	—
CORE PORTFOLIO AND FUND INCOME	6,411	5,268	(12,866)	23,359

FEE INCOME
Asset and property management fees	3,937	81	15,522	641
Promote income from funds, net	—	—	978	—
Transactional fees	2,344	50	6,565	101
Income tax provision	143	(1)	258	(16)
Total Fee Income	6,424	130	23,323	726

General and Administrative	437	(12)	2,226	(139)

Depreciation and amortization	10,635	(3,648)	36,896	(16,059)
Non-real estate depreciation and amortization	—	—	—	—
Gain on change in control	—	—	—	—
Gain on disposition of properties	(26,727)	589	(48,805)	15,484
Income before equity in earnings and noncontrolling interests	(2,820)	2,327	774	23,371

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(1,212)	—	(3,612)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$(4,032)	$2,327	$(2,838)	$23,371

Supplemental Report - December 31, 2017	7

Consolidated Balance Sheet [7]
(in thousands)
	Consolidated
	Balance
	Sheet
ASSETS	As Reported	Line Item Details:
Real estate
Land	$658,835
Buildings and improvements	2,538,338
Construction in progress	18,642
Properties under capital lease	76,965	The components of Real estate under development, at cost are as follows:
	3,292,780
Less: accumulated depreciation	(339,862)
Operating real estate, net	2,952,918	Fund II	$4,908
Real estate under development	173,702	Fund III	63,939
Net investments in real estate	3,126,620	Fund IV	82,958
Notes receivable, net	153,829	Core	21,897
Investments in and advances to unconsolidated affiliates	302,070
Other assets, net	214,959	Total	$173,702
Cash and cash equivalents	74,823
Straight-line rents receivable, net	34,220
Rents receivable, net	17,518
Restricted cash	10,846	Summary of other assets, net:
Assets of properties held for sale	25,362
		Lease intangibles, net	$127,571
		Deferred charges, net	24,589
Total Assets	$3,960,247	Prepaid expenses	16,838
		Other receivables	11,356
LIABILITIES AND SHAREHOLDERS' EQUITY		Accrued interest receivable	11,668
		Deposits	6,296
Mortgage and other notes payable, net	$909,174	Due from seller	4,300
Unsecured notes payable, net	473,735	Deferred tax assets	2,096
Unsecured line of credit	41,500	Derivative financial instruments	4,402
Accounts payable and other liabilities	210,052	Due from related parties	1,479
Capital lease obligation	70,611	Corporate assets	2,369
Dividends and distributions payable	24,244	Income taxes receivable	1,995
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,292	Total	$214,959

Total Liabilities	1,744,608
Shareholders' equity		Summary of accounts payable and other liabilities:
Common shares	84
Additional paid-in capital	1,596,514	Lease intangibles, net	$104,478
Accumulated other comprehensive loss	2,614	Accounts payable and accrued expenses	61,420
Distributions in excess of accumulated earnings	(32,013)	Deferred income	31,306
Total controlling interest	1,567,199	Tenant security deposits, escrow and other	10,029
Noncontrolling interests	648,440	Derivative financial instruments	1,467
Total Shareholders' Equity	2,215,639	Income taxes payable	176
		Other	1,176
Total Liabilities and Shareholders' Equity	$3,960,247	Total	$210,052

Supplemental Report - December 31, 2017	8

Pro-Rata Balance Sheet Adjustments [7]
(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(151,762)	$81,188
Buildings and improvements	(806,924)	334,308
Construction in progress	(11,301)	297
Properties under capital lease	—	—
	(969,987)	415,793
Less: accumulated depreciation	37,431	(51,355)
Operating real estate, net	(932,556)	364,438
Real estate under development	(113,918)	5,668
Net investments in real estate	(1,046,474)	370,106
Notes receivable, net	(39,013)	—
Investments in and advances to unconsolidated affiliates	(65,100)	(235,666)
Other assets, net	(16,714)	30,924
Cash and cash equivalents	(50,562)	7,001
Straight-line rents receivable, net	(8,909)	4,727
Rents receivable, net	(2,419)	2,697
Restricted cash	(8,167)	1,205
Assets of properties held for sale	(18,034)	—

Total Assets	$(1,255,392)	$180,994

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable, net	$(530,100)	$162,427
Unsecured notes payable, net	(136,499)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(69,003)	33,859
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,292)

Total Liabilities	(735,602)	180,994
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total controlling interest	—	—
Noncontrolling interests	(519,790)	—
Total Shareholders' Equity	(519,790)	—

Total Liabilities and Shareholders' Equity	$(1,255,392)	$180,994

Supplemental Report - December 31, 2017	9

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly and year-to-date results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.2 million and $13.4 million for the quarterly and year-to-date periods, respectively.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $1.3 million and $4.2 million for the quarter and year-to-date period, respectively, ended December 31, 2017.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns I & II which are consolidated within the Company's financial statements.

Supplemental Report - December 31, 2017	10

Funds from Operations ("FFO") [1]
(in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date
Funds from operations ("FFO"):	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017

Net Income	$15,631	$12,060	$12,867	$20,912	$61,470
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,533	21,093	20,309	20,580	83,515
Impairment charges - depreciable real estate	—	—	1,088	—	1,088
Gain on disposition of properties (net of noncontrolling interest share)	(2,742)	(753)	(2,294)	(9,776)	(15,565)
Income attributable to noncontrolling interests' share in Operating Partnership	1,062	857	896	1,344	4,159
FFO to Common Shareholders and Common OP Unit holders	$35,484	$33,257	$32,866	$33,060	$134,667

Add back: transaction costs	36	222	93	953	1,304
Less: gain on change in control	—	—	—	(5,571)	(5,571)
Add back: impairment charges - nondepreciable real estate	—	—	—	2,984	2,984
FFO before Special Items	$35,520	$33,479	$32,959	$31,426	$133,384

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$35,484	$33,257	$32,866	$33,060	$134,667
Straight-line rent, net	(1,824)	(1,251)	(1,303)	(1,468)	(5,846)
Above/(below)-market rent	(2,197)	(2,125)	(2,168)	(2,837)	(9,327)
Amortization of finance costs	574	545	603	727	2,449
Above/below-market interest	(199)	(182)	(137)	(47)	(565)
Non-real estate depreciation	231	40	131	122	524
Leasing commissions	(474)	(202)	(189)	(549)	(1,414)
Tenant improvements	(1,747)	(1,622)	(1,036)	(1,836)	(6,241)
Capital expenditures	(47)	(59)	(1,306)	(1,230)	(2,642)
AFFO to Common Shareholders and Common OP Unit holders	$29,801	$28,401	$27,461	$25,942	$111,605

Total weighted average diluted shares and OP Units	89,024	88,973	89,000	88,990	88,998

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.37	$0.37	$1.51
FFO before special items	$0.40	$0.38	$0.37	$0.35	$1.50

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - December 31, 2017	11

EBITDA
(in thousands)

	Quarter Ended December 31, 2017			Year to Date December 31, 2017
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$17,025	$3,887	$20,912	$54,322	$7,148	$61,470

Adjustments:
Depreciation and amortization	17,599	3,103	20,702	72,910	11,186	84,096
Impairment charges	—	2,984	2,984	—	4,072	4,072
Interest expense	6,838	2,476	9,314	27,775	6,601	34,376
Amortization of finance costs	293	434	727	1,213	1,236	2,449
Above/below-market interest	(47)	—	(47)	(565)	—	(565)
Gain on change in control	(5,571)	—	(5,571)	(5,571)	—	(5,571)
Gain on disposition of properties	—	(9,776)	(9,776)	—	(15,565)	(15,565)
Transaction costs	890	63	953	1,113	191	1,304
Provision for income taxes	(201)	46	(155)	679	83	762
Noncontrolling interest - OP	1,212	—	1,212	3,612	—	3,612

EBITDA	$38,038	$3,217	$41,255	$155,488	$14,952	$170,440

Supplemental Report - December 31, 2017	12

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter Ended			Year to Date
			Change			Change
	December 31, 2017	December 31, 2016	Favorable/(Unfavorable)	December 31, 2017	December 31, 2016	Favorable/(Unfavorable)

Summary
Minimum rents	$27,681	$27,940	(0.9)%	$106,607	$105,893	0.7%
Expense reimbursements	7,804	7,420	5.2%	30,577	26,507	15.4%
Other property income	145	226	(35.8)%	406	686	(40.8)%

Total Revenue	35,630	35,586	0.1%	137,590	133,086	3.4%

Expenses
Property operating - CAM & Real estate taxes	8,869	8,626	(2.8)%	34,598	30,943	(11.8)%
Other property operating (Non-CAM)	654	411	(59.1)%	2,183	1,386	(57.5)%

Total Expenses	9,523	9,037	(5.4)%	36,781	32,329	(13.8)%

Same Property NOI - Core properties	$26,107	$26,549	(1.7)%	$100,809	$100,757	0.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	6,989	6,444		31,778	17,172
Core NOI	$33,096	$32,993		$132,587	$117,929

Other same property information
Physical Occupancy	94.9%	96.7%
Leased Occupancy	95.7%	96.9%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - December 31, 2017	13

Fee Income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2017
Asset and property management fees	$2,235	$2,714	$5,356	6,510	$498	$17,313
Transactional fees	2,132	1,325	2,483	798	200	6,938
Total fees	$4,367	$4,039	$7,839	7,308	$698	$24,251

Quarter Ended December 31, 2017
Asset and property management fees and priority distributions	$541	$643	$1,328	1,661	$109	$4,282
Transactional fees	556	399	1,118	314	62	2,449
Total fees and priority distributions	$1,097	$1,042	$2,446	1,975	$171	$6,731

Quarter Ended September 30, 2017
Asset and property management fees and priority distributions	$575	$665	$1,351	1,609	$124	$4,324
Transactional fees	394	407	566	174	58	1,599
Total management fees and priority distributions	$969	$1,072	$1,917	1,783	$182	$5,923

Quarter Ended June 30, 2017
Asset and property management fees	$568	$678	$1,337	1,558	$131	$4,272
Transactional fees	914	149	435	276	32	1,806
Total fees	$1,482	$827	$1,772	1,834	$163	$6,078

Quarter Ended March 31, 2017
Asset and property management fees	$551	$728	$1,340	1,682	$134	$4,435
Transactional fees	268	370	364	34	48	1,084
Total fees	$819	$1,098	$1,704	1,716	$182	$5,519

Supplemental Report - December 31, 2017	14

Structured Financing Portfolio
(in thousands)

	September 30, 2017			Current Period					Stated	Effective
	Principal	Accrued			Repayments /	Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Conversions	Principal [2]	Interest	December 31, 2017	Rate	Rate [1]	Dates

First mortgage notes [3]	$178,395	$4,886	$183,281	$—	$(76,700)	$101,695	$4,886	$106,581	7.79%	7.88%	Jun-18 to Apr-19

Mezzanine, preferred equity and other notes	20,000	67	20,067	—	(20,000)	—	—	—

Total Core notes receivable	$198,395	$4,953	$203,348	$—	$(96,700)	$101,695	$4,886	$106,581	7.79%	7.88%

__________
1. Inclusive of points and exit fees.

2. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$101,695
Pro-rata share of Fund loans						13,121

Total Pro-rata Notes Receivable						$114,816

3. In January, 2018, the Company received full settlement of one of its Core notes receivable with a principal amount of $26.0 million

Supplemental Report - December 31, 2017	15

Transactional Activity
(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS
Core:
907 King Street	Alexandria, VA	—	January 4, 2017	$3,000	20.00%	$—	$600

Fund IV:
Lincoln Place Shopping Center	Fairview Heights, IL	Kohl's, Marshalls	March 13, 2017	35,400	100.00%	35,400	8,184

Fund V:
Plaza Santa Fe	Santa Fe, NM	TJ Maxx, Ross Dress for Less	June 5, 2017	35,220	100.00%	35,220	7,079
Hickory Ridge	Hickory, NC	Kohl's, Best Buy, Dick's	July 27, 2017	44,020	100.00%	44,020	8,848
New Towne Plaza	Canton Township, MI	Kohl's, Jo-Ann Fabrics	August 4, 2017	26,000	100.00%	26,000	5,226
Fairlane Green	Allen Park, MI	TJ Maxx, Michaels	December 20, 2017	62,000	100.00%	62,000	12,462
				167,240		167,240	33,615

				$205,640		$202,640	$42,399

DISPOSITIONS
Fund II:
216th Street	New York, NY	City of New York	September 11, 2017	$30,579	99.10%	$30,304	$8,585
City Point Condominium Tower I	New York, NY	—	October 13, 2017	96,000	94.15%	90,384	25,606
161st Street	New York, NY	NY City & State Agencies	December 13, 2017	105,684	99.10%	104,733	29,671
				232,263		225,421	63,862

Fund III:
Arundel Plaza	Glen Burnie, MD	Giant Foods, Lowes	February 15, 2017	28,800	90.00%	25,920	6,361
New Hyde Park Shopping Center	New Hyde Park, NY	Petsmart	July 6, 2017	22,100	100.00%	22,100	5,423
				50,900		48,020	11,784
Fund IV:
2819 Kennedy Boulevard	North Bergen, NJ	Aldi	January 31, 2017	19,000	90.00%	17,100	3,954
1701 Belmont Avenue	Catonsville, MD	—	June 30, 2017	5,600	90.00%	5,040	1,165
Broughton Street Portfolio (4 properties)	Savannah, GA	—	October 3, 2017	9,500	50.00%	4,750	1,098
Broughton Street Portfolio (1 property)	Savannah, GA	—	December 21, 2017	1,500	50.00%	750	173
1151 Third Avenue	New York, NY	Vineyard Vines	November 16, 2017	27,000	100.00%	27,000	6,242
				62,600		54,640	12,632

				$345,763		$328,081	$88,278

Supplemental Report - December 31, 2017	16

Transactional Activity
(in thousands)

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
Market Square	Conversion	May 1 and Nov 16, 2017	$(32,010)	100.00%	$—	$(32,010)
182-186 Spring Street	Redemption	June 9, 2017	(12,000)	100.00%	—	(12,000)
Gotham	Additional Funding	June 30, 2017	10,000	100.00%	—	10,000
Town Center	Conversion	November 16, 2017	(60,695)	100.00%	—	(60,695)
Gotham	Redemption	November 17, 2017	(20,000)	100.00%	—	(20,000)
			(114,705)		—	(114,705)
Fund IV:
Shaws Windham	Conversion	June 30, 2017	(9,000)	100.00%	(9,000)	(2,081)

			$(123,705)		$(9,000)	$(116,786)

Supplemental Report - December 31, 2017	17

2018 Guidance

	2018 Guidance Forecast
	Low		High		2017 Actual (6)
(dollars in millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
Property NOI:
Core	$132.8		$133.4		$131.7
Fund	12.3		12.8		10.3
Straight-line and above/below market rents	11.3		12.2		15.2
Interest income (Structured Finance Portfolio)	8.9		8.9		22.0
Fund fee income, net of taxes	20.9		23.2		23.4
Interest expense, net of capitalized interest (1)	(39.6)		(38.7)		(38.5)
General and administrative	(31.5)		(32.0)		(31.7)
Non-real estate depreciation and other expenses	(0.6)		(0.6)		(0.7)
FFO, prior to transactional activity	$114.5	$1.29	$119.2	$1.34	$131.7	$1.48

Core acquisitions, Structured Financing investments and share repurchases (2)		—		0.03	—	—
Fund acquisitions, and related fees (3)		0.01		0.02	—	—
Net Promote and other transactional income (4)		0.03		0.06	1.7	0.02
2018 FFO Per Share Guidance Range (5)		$1.33		$1.45	$133.4	$1.50
__________

1.	Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.

2.	Core, Structured Financing investments and potential stock repurchases are $0 to $275 million in our low and high range, respectively.

3.	Gross Fund acquisitions are $200 million to $700 million in our low and high range, respectively.

4.	Represents net promote income from Fund III in the second half of 2018, in addition to other potential transactional activity.

5.	2018 FFO guidance and comparable 2017 results are before acquisition and gains/losses on sale or impairment of depreciated and non-operating properties.

6.	Before 2017 special items (gain on change in control, partially offset by impairment and acquisition costs), which aggregated $0.01 per share, or $1.3 million.

Supplemental Report - December 31, 2017	18

Net Asset Valuation Information
(in thousands)

	CORE		FUND III				FUND IV				FUND V
			Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share
	Quarterly	Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income [1]	$33,096	$132,384	$589	$2,356	24.5%	$578	$7,023	$28,092	23.1%	$6,495	$194	$2,661	20.1%	$535
Less:
(Income) loss from properties sold or under contract	—	—	4	16		4	7	28		6	—	—		—
(Income) loss from pre-stabilized assets [2]	—	—	(640)	(2,560)		(628)	(2,372)	(9,488)		(2,194)	—	—		—
(Income) loss from development projects [3]	—	—	15	60		15	(436)	(1,744)		(403)	—	—		—
Net Operating Income of stabilized assets	$33,096	$132,384	$(32)	$(128)		$(31)	$4,222	$16,888		$3,904	$194	$2,661		$535

Assets under contract for sale, net of debt				$—		$—		$—		$—		$—		$—

Costs to Date
Pre-stabilized assets [2]		$—		$55,369		$13,588		$274,560		$63,478		$—		$—
Development projects [3]		24,600		56,900		13,963		142,200		32,877		—		—

Total Costs to Date		$24,600		$112,269		$27,551		$416,760		$96,355		$—		$—

Debt		$716,691		$65,866		$11,469		$460,335		$102,393		$131,913		$26,514

__________

1.
Does not include a full quarter of NOI for those assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions. Excludes Fund II, which has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $528.8 million and debt of $256.3 million.

2.
Consists of the following projects for Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, Broughton Street Portfolio, 801 Madison, 27 E 61st Street, 938 West North, 1964 Union Street, 17 East 71st Street, 1035 Third Avenue and Eden Square.

3.	See “Development Activity” page in this Supplemental Report.

Supplemental Report - December 31, 2017	19

Selected Financial Ratios
(in thousands)

	Quarter Ended				Year to Date					Quarter Ended
	December 31,				December 31,					December 31, 2017		September 30, 2017
	2017		2016		2017		2016
COVERAGE RATIOS [1]									LEVERAGE RATIOS

Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$38,038		$39,572		$155,488		$144,292		Debt + Preferred Equity (Preferred O.P. Units)	$939,614		$1,013,579
Interest expense	6,838		6,592		27,775		24,619		Total Market Capitalization	3,358,895		3,543,845
Principal Amortization	1,169		1,281		4,774		4,407		Debt+Preferred Equity/Total Market Capitalization	28%		29%
Preferred Dividends [3]	135		143		550		560
Fixed-Charge Coverage Ratio - Core Portfolio	4.7	x	4.9	x	4.7	x	4.9	x

EBITDA divided by:	$41,255		$42,160		$170,440		$153,766		Debt [6]	$908,352		$986,299
Interest expense	9,314		7,217		34,376		26,901		Total Market Capitalization	3,358,895		3,543,845
Principal Amortization	1,473		1,284		5,638		4,983		Net Debt+Preferred Equity/Total Market Capitalization	27%		28%
Preferred Dividends	135		143		550		560
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.8	x	4.9	x	4.2	x	4.7	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit) [7]	$0.27		$0.26		$1.05		$1.01		Debt	$716,691		$741,073
									EBITDA	155,488		150,370
Dividends (Shares) & Distributions (OP Units) declared	$24,249		$23,229		$94,306		$84,404		Debt/EBITDA - Core Portfolio	4.6	x	4.9	x
FFO	33,060		33,835		134,667		117,070
FFO Payout Ratio	73%		69%		70%		72%		Debt [5]	$705,266		$724,799
FFO Payout Ratio before Special Items	77%		67%		71%		67%		EBITDA	155,488		150,370
									Net Debt/EBITDA - Core Portfolio	4.5	x	4.8	x
Dividends (Shares) & Distributions (OP Units) declared	$24,249		$23,229		$94,306		$84,404
AFFO	25,942		29,000		111,605		95,596		Debt [4]	$925,952		$998,915
AFFO Payout Ratio	93%		80%		84%		88%		EBITDA	170,440		169,626
									Debt/EBITDA - Core Portfolio and Funds	5.4	x	5.9	x

									Debt [6]	$894,690		$971,635
									EBITDA	170,440		169,626
									Net Debt/EBITDA - Core Portfolio and Funds	5.2	x	5.7	x

Supplemental Report - December 31, 2017	20

__________

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3.	Represents preferred distributions on Preferred Operating partnership Units.

4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.

5.	Reflects debt net of the current Core Portfolio cash balance at end of period.

6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7.	Does not include special dividends of $0.15 for 4Q and YTD 2016.

Supplemental Report - December 31, 2017	21

Portfolio Debt - Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
	Core Portfolio		Funds		Total			Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	Principal Balance	Interest Rate	Principal Balance	Interest Rate

Fixed-Rate Debt [1]	$323,452	3.1%	$—	n/a	$323,452	3.1%	35%	$—	$—	$323,452
Variable-Rate Debt [5]	18,048	2.9%	39,126	3.3%	57,174	3.1%	6%	136,499	—	193,673
							41%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	333,172	4.2%	82,227	4.3%	415,399	4.2%	45%	267,269	(116,486)	566,182
Variable-Rate Debt [5]	42,019	3.0%	87,908	4.1%	129,927	3.8%	14%	272,039	(46,887)	355,079
							59%

Total	$716,691	3.6%	$209,261	4.0%	$925,952	3.7%	100%	$675,807	$(163,373)	1,438,386
Unamortized premium										856
Unamortized loan costs										(14,833)
Total										$1,424,409

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.

2.	Represents the Company's pro-rata share of debt based on its percent ownership.

3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.

4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.

Supplemental Report - December 31, 2017	22

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		December 31, 2017	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	7/1/2016	None
163 Highland Avenue		9,112	100.00%	9,112	4.66%	2/1/2024	None
Crossroads Shopping Center		67,403	49.00%	33,027	3.94%	10/6/2024	None
555 9th Street		60,000	100.00%	60,000	3.99%	1/1/2025	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)		16,888	50.00%	8,444	4.72%	12/10/2027	None
State & Washington		24,974	100.00%	24,974	4.40%	9/5/2028	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	1/10/2029	None
North & Kingsbury		12,931	100.00%	12,931	4.01%	11/5/2029	None
151 North State Street		14,179	100.00%	14,179	4.03%	12/1/2029	None
Concord & Milwaukee		2,802	100.00%	2,802	4.40%	6/1/2030	None
California & Armitage		2,622	100.00%	2,622	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]		323,452	100.00%	323,452	3.08%	Various
Secured interest rate swaps [1]		74,152	99.80%	74,002	3.96%	Various

Sub-Total Fixed-Rate Debt		735,265		656,624	3.63%

Secured Variable-Rate Debt
664 N. Michigan		40,584	100.00%	40,584	LIBOR+165	6/28/2018	1 x 60 mos.
28 Jericho Turnpike		14,402	100.00%	14,402	LIBOR+190	1/23/2023	None
60 Orange Street		7,522	98.00%	7,372	LIBOR+175	4/3/2023	None
Gotham Plaza		20,447	49.00%	10,019	LIBOR+160	6/10/2023	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	8/1/2023	None
330-340 River Street		11,644	100.00%	11,644	LIBOR+170	6/1/2026	None
Secured interest rate swaps [1]		(74,152)	99.80%	(74,002)	LIBOR+259

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		41,500	100.00%	41,500	LIBOR+140	6/27/2020	2 x 6 mos.
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	7/2/2020	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	1/4/2021	None
Unsecured Term Loan		150,000	100.00%	150,000	LIBOR+130	6/27/2021	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+160	12/18/2022	None
Unsecured interest rate swaps [1]		(323,452)	100.00%	(323,452)	LIBOR+171

Sub-Total Variable-Rate Debt		198,495		60,067	LIBOR+163

Total Debt - Core Portfolio		$933,760		$716,691	3.58%

Funds
Fixed-Rate Debt
CityPoint [4,5]	Fund II	$5,262	26.67%	$1,403	1.00%	8/23/2019	None
CityPoint [4]	Fund II	200,000	26.67%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.80%	482	3.40%	6/1/2026	None
Interest rate swaps [1]	Funds II & IV	106,413	23.77%	25,298	3.48%	Various
Sub-Total Fixed-Rate Debt		322,179		82,227	4.26%

Supplemental Report - December 31, 2017	23

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		December 31, 2017	Percent	Amount	Rate	Date	Options
Variable-Rate Debt
210 Bowery	Fund IV	10,918	23.12%	2,524	LIBOR+275	1/15/2018	2 x 3 mos.
Promenade at Manassas [4]	Fund IV	24,954	22.78%	5,686	LIBOR+170	11/19/2018	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/2018	None
230/240 W. Broughton	Fund IV	10,210	11.56%	1,180	LIBOR+300	5/1/2018	None
Nostrand Avenue	Fund III	10,617	24.54%	2,605	LIBOR+265	5/1/2018	2 x 12 mos.
Paramus Plaza [4]	Fund IV	18,452	11.56%	2,133	LIBOR+170	2/20/2019	None
Lake Montclair	Fund IV	14,097	23.12%	3,259	LIBOR+215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	7/14/2019	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	9/1/2019	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/2019	None
Broughton Street Portfolio	Fund IV	24,699	23.12%	5,710	LIBOR+300	11/8/2019	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	63,900	23.12%	14,774	LIBOR+395	12/9/2019	2 x 12 mos.
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	24,000	23.12%	5,549	LIBOR+160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	3/13/2020	None
650 Bald Hill Road	Fund IV	13,909	20.81%	2,894	LIBOR+265	4/27/2020	None
Acadia Strategic Opportunity Fund V, LLC	Fund V	103,300	20.10%	20,763	LIBOR+160	5/4/2020	None
Eden Square [4]	Fund IV	22,500	22.78%	5,127	LIBOR+215	6/1/2020	1 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.12%	4,393	LIBOR+190	6/9/2020	None
Cortlandt Crossing	Fund III	1,360	24.54%	334	LIBOR+300	6/19/2020	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	31,500	28.33%	8,924	LIBOR+165	9/20/2020	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/5/2020	None
1035 Third Avenue	Fund IV	41,387	23.12%	9,569	LIBOR+235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,425	23.12%	1,485	LIBOR+235	8/25/2021	None
3104 M Street [4,6]	Fund III	4,419	19.63%	867	Prime+50	12/10/2021	None
Airport Mall	Fund IV	5,612	23.12%	1,297	LIBOR+200	4/1/2022	None
Colonie Plaza	Fund IV	11,889	23.12%	2,749	LIBOR+225	4/1/2022	None
Dauphin Plaza	Fund IV	10,271	23.12%	2,375	LIBOR+200	4/1/2022	None
JFK Plaza	Fund IV	4,491	23.12%	1,038	LIBOR+200	4/1/2022	None
Shaw's Plaza	Fund IV	8,035	23.12%	1,858	LIBOR+200	4/1/2022	None
Wells Plaza	Fund IV	3,368	23.12%	779	LIBOR+200	4/1/2022	None
Shaw's Plaza (Windham)	Fund IV	5,989	23.12%	1,385	LIBOR+200	12/1/2022	None
CityPoint [4]	Fund II	19,561	26.67%	5,217	LIBOR+139	10/1/2030	None
Interest rate swaps [1]	Funds II & IV	(106,413)	23.77%	(25,298)	LIBOR+211
Sub-Total Variable-Rate Debt		592,258		127,034	LIBOR+252
Total Debt - Funds		$914,437		$209,261	4.04%
Total Debt - Core Portfolio and Funds		$1,848,197		$925,952	3.68%
__________

1.	The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements.

2.	This loan is in default as of December 31, 2017 and is accruing interest for accounting purposes at the default rate of 11%.

3.
This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage. As of December 31, 2017, the interest rate is LIBOR + 140 basis points.

4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.

6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Supplemental Report - December 31, 2017	24

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$5,112	$66,308	$71,420	$4,069	$45,891	$49,960	3.40%	6.00%	3.02%
2019	5,194	—	5,194	4,003	—	4,003	n/a	n/a	n/a
2020	5,432	91,500	96,932	4,188	91,500	95,688	2.72%	n/a	2.72%
2021	5,670	200,000	205,670	4,370	200,000	204,370	2.67%	n/a	2.67%
2022	5,890	50,000	55,890	4,537	50,000	54,537	2.97%	n/a	2.97%
Thereafter	23,684	474,970	498,654	20,050	288,083	308,133	3.92%	4.17%	3.10%
Total	$50,982	$882,778	$933,760	$41,217	$675,474	$716,691

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$3,603	$56,521	$60,124	$746	$11,961	$12,707	3.41%	n/a	3.41%
2019	3,970	206,530	210,500	831	45,994	46,825	4.19%	1.00%	4.32%
2020	2,362	515,693	518,055	556	119,835	120,391	3.99%	4.75%	3.55%
2021	2,172	49,482	51,654	512	11,286	11,798	3.72%	n/a	3.72%
2022	1,609	43,731	45,340	383	10,111	10,494	3.29%	n/a	3.29%
Thereafter	357	28,407	28,764	84	6,960	7,044	2.92%	3.57%	2.62%
Total	$14,073	$900,364	$914,437	$3,112	$206,147	$209,259

__________

1.	Does not include any applicable extension options or subsequent refinancings.

Supplemental Report - December 31, 2017	25

Core Portfolio Retail Properties - Detail [1]
														Leased
		Year	Acadia's	Gross Leasable Area (GLA)					In Place Occupancy					Occupancy		Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total		Street	Anchors	Shops	Total		Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141		100.0%	—%	—%	100.0%		100.0%		$4,597,909	$253.45
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135		100.0%	—%	—%	100.0%		100.0%		7,673,433	88.06
Rush and Walton Streets Collection - 5 properties	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501		85.3%	—%	—%	85.3%		85.3%		5,854,996	211.19
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259		100.0%	—%	—%	100.0%		100.0%		2,008,816	43.43
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531		91.3%	—%	—%	91.3%		91.3%		1,244,789	57.94
Halsted and Armitage Collection - 9 properties	Club Monaco	2011/12	100.0%	45,151	—	—	45,151		75.9%	—%	—%	75.9%		75.9%		1,235,966	36.07
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt	2011/14	100.0%	22,125	—	28,836	50,961		100.0%	—%	73.5%	85.0%		85.0%		1,733,715	40.02
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819		100.0%	—%	—%	100.0%		100.0%		2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385		100.0%	—%	—%	100.0%		100.0%		1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700		100.0%	—%	—%	100.0%		100.0%		1,608,789	38.58
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105		87.8%	—%	—%	87.8%		87.8%		355,976	30.94
California and Armitage	—	2016	100.0%	—	—	18,275	18,275		—%	—%	70.6%	70.6%		70.6%		612,519	47.47
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995		—%	—%	63.4%	63.4%		63.4%		701,982	29.14
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181		98.6%	—%	—%	98.6%		100.0%		6,444,079	37.10
				612,033	—	85,106	697,139		96.4%	—%	68.4%	93.0%		93.4%		38,472,451	59.34
New York Metro
Soho Collection - 4 properties	Paper Source, Kate Spade, 3x1 Jeans	2011/14	100.0%	12,511	—	—	12,511	—	82.4%	—%	—%	82.4%	—	82.4%	—	3,157,177	306.25
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467		100.0%	—%	—%	100.0%		100.0%		1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777		77.8%	—%	—%	77.8%		77.8%		1,941,814	432.04
61 Main Street	—	2014	100.0%	3,400	—	—	3,400		—%	—%	—%	—%		—%		—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350		100.0%	—%	—%	100.0%		100.0%		870,274	76.68
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964		—%	100.0%	—%	100.0%		100.0%		625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590		—%	—%	100.0%	100.0%		100.0%		485,495	33.28
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553		100.0%	—%	—%	100.0%		100.0%		1,546,912	93.45
252-256 Greenwich Avenue	Madewell, Jack Wills	2014	100.0%	7,986	—	—	7,986		71.0%	—%	—%	71.0%		71.0%		1,027,271	181.17
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320		—%	100.0%	100.0%	100.0%		100.0%		963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031		100.0%	—%	—%	100.0%		100.0%		745,315	366.97
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600		100.0%	—%	—%	100.0%		100.0%		479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838		100.0%	—%	—%	100.0%		100.0%		2,255,814	163.02
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114		—%	—%	100.0%	100.0%		100.0%		1,064,374	36.56
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513		65.6%	—%	—%	65.6%		65.6%		1,553,292	315.16
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975		—%	100.0%	84.7%	92.7%		92.7%		2,873,056	31.00
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,182	26,182		—%	—%	68.6%	68.6%		68.6%		1,064,361	59.26
				99,026	86,950	136,195	322,171		88.1%	100.0%	88.6%	91.5%		91.5%		21,952,330	74.47
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648		—%	100.0%	87.3%	98.1%		98.1%		7,759,488	38.65
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832		—%	100.0%	100.0%	100.0%		100.0%		6,105,614	41.02
				—	294,173	59,307	353,480		—%	100.0%	93.5%	98.9%		98.9%		13,865,102	39.66
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669		100.0%	—%	—%	100.0%		100.0%		1,266,138	61.26
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667		—%	—%	80.7%	45.5%		93.4%		1,246,065	47.49

Supplemental Report - December 31, 2017	26

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
M Street and Wisconsin Corridor - 25 Properties [3]	Lululemon, North Face, Coach	2011/16	25.4%	241,182	—	—	241,182	91.5%	—%	—%	91.5%	91.5%	15,168,759	68.74
				261,851	25,134	32,533	319,518	92.2%	—%	80.7%	83.8%	92.4%	17,680,962	66.03
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	261,777	249.31
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,461,822	26.45

Total Street and Urban Retail				973,960	447,057	326,567	1,747,584	94.4%	94.4%	83.9%	92.4%	94.2%	$93,432,667	$57.86

Acadia Share Total Street and Urban Retail				779,817	447,057	313,214	1,540,088	95.2%	94.4%	84.6%	92.8%	95.1%	$80,531,452	$56.35

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	95.0%	97.2%	97.2%	$4,046,223	$28.93
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,362,152	14.43
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	91.1%	91.1%	91.1%	2,612,204	32.91
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	79.6%	92.2%	92.2%	3,024,863	26.59
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	100.0%	100.0%	100.0%	2,072,234	32.74
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	100.0%	100.0%	100.0%	1,338,641	13.69
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	109,231	311,958	—%	100.0%	84.5%	94.6%	94.6%	6,834,714	23.16
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,153,484	8.42
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	74.0%	84.9%	84.9%	2,495,885	32.45
Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,756,884	16.32

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,764,520	8.90
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	83.1%	95.3%	98.2%	1,956,540	20.20

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	64.5%	83.0%	85.8%	897,118	10.90

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	93.4%	96.8%	96.8%	3,350,975	14.66

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,947	235,786	—%	100.0%	72.9%	90.6%	90.6%	3,266,797	15.29

Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—%	100.0%	56.7%	77.1%	82.7%	1,255,391	13.20

Supplemental Report - December 31, 2017	27

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
Delaware
Town Center	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	61.1%	—	775,803	48,608	824,411	—%	89.1%	91.3%	89.2%	93.8%	12,107,759	16.46
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,034,567	29.74
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	63.9%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,327,169	7.56
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	953,589	25.33
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	62.5%	94.5%	94.5%	914,927	16.50

Total Suburban Properties				—	3,375,703	1,206,048	4,581,751	—%	97.5%	83.9%	93.9%	95.1%	$67,315,431	$16.57

Acadia Share Total Suburban Properties				—	2,968,491	1,131,432	4,099,922	—%	98.3%	83.8%	94.3%	95.3%	$59,105,909	$16.30

TOTAL CORE PROPERTIES				973,960	3,822,760	1,532,615	6,329,335	94.4%	97.1%	83.9%	93.5%	94.9%	$160,748,098	$28.30

Acadia Share Total Core Properties				779,817	3,415,548	1,444,646	5,640,010	95.3%	97.8%	84.0%	93.9%	95.3%	$139,637,361	$27.61

__________

1.
The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

3.	Excludes 94,000 of office GLA.

4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - December 31, 2017	28

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of Stores in Core Portfolio	Combined		Percentage of Total
Tenant		GLA	ABR	GLA	ABR

Target	3	367,033	$7,423,563	6.5%	5.3%

H & M	2	81,246	5,309,815	1.4%	3.8%

Royal Ahold [2]	4	207,513	3,653,227	3.7%	2.6%

Walgreens	5	78,254	3,598,966	1.4%	2.6%

Best Buy [3]	2	86,686	3,594,913	1.5%	2.6%

Nordstrom, Inc.	2	88,982	3,339,492	1.6%	2.4%

Albertsons Companies [4]	3	171,182	3,303,956	3.0%	2.4%

Bed, Bath, and Beyond [5]	3	115,273	2,796,651	2.0%	2.0%

Ascena Retail Group [6]	5	23,233	2,566,755	3.0%	2.4%

LA Fitness International LLC	2	100,000	2,524,787	1.8%	1.8%

Lululemon	2	7,533	2,268,281	0.1%	1.6%
Trader Joe's	3	41,432	2,225,739	0.7%	1.6%
TJX Companies [7]	7	208,450	2,095,098	3.7%	1.5%
Home Depot	3	312,718	1,893,791	5.5%	1.4%
Gap	3	36,769	1,746,817	0.7%	1.3%
Tapestry [8]	2	4,250	1,463,174	0.1%	1.0%
JP Morgan Chase	7	28,715	1,405,144	0.5%	1.0%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,395,401	0.6%	1.0%
DSW	2	35,842	1,318,894	0.6%	0.9%
Mattress Firm	8	39,442	1,289,023	0.7%	0.9%
TOTAL	71	2,066,050	$55,213,487	36.6%	39.5%

__________

1.	Does not include tenants that operate at only one Acadia Core location

2.	Stop and Shop (4 locations)

3.	One of these Best Buy leases with GLA of 57,298 square feet expired in January 2018

4.	Shaw’s (2 locations), Acme (1 location)

5.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)

6.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)

7.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations); Excludes TJ Maxx Clark and Diversey location under development which will increase TJX Companies % of GLA to 4.1%

8.	Kate Spade (2 locations)

Supplemental Report - December 31, 2017	29

Core Portfolio Lease Expirations (Pro Rata Basis)

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR			GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	2	5,204	0.7%	$36.59	0.3%	—	—	—%	$—	—%	6	22,944	1.9%	$14.58	0.9%	8	28,148	0.4%	$18.65	0.4%
2018	8	11,976	1.6%	52.34	1.1%	4	167,972	5.4%	30.55	10.8%	43	133,435	11.0%	29.80	10.9%	55	313,383	2.9%	31.06	7.0%
2019	11	47,167	6.4%	62.39	5.3%	10	355,171	11.5%	10.57	7.9%	35	105,167	8.7%	25.62	7.4%	56	507,505	10.1%	18.50	6.7%
2020	14	35,476	4.8%	115.44	7.4%	8	451,178	14.6%	12.51	11.9%	36	108,304	8.9%	26.33	7.8%	58	594,958	9.7%	21.16	9.0%
2021	22	96,100	12.9%	51.82	8.9%	14	576,194	18.7%	14.06	17.1%	42	164,901	13.6%	24.15	10.9%	78	837,195	10.8%	20.38	12.2%
2022	12	58,391	7.9%	80.49	8.4%	6	235,750	7.6%	14.13	7.0%	38	131,727	10.9%	32.57	11.8%	56	425,868	15.7%	28.93	8.8%
2023	12	136,055	18.3%	66.67	16.3%	9	286,403	9.3%	16.61	10.0%	23	94,858	7.8%	29.09	7.6%	44	517,316	8.4%	32.07	11.9%
2024	13	82,397	11.1%	73.96	10.9%	7	301,179	9.8%	20.19	12.8%	24	101,317	8.4%	29.88	8.3%	44	484,893	6.9%	31.35	10.9%
2025	11	42,102	5.7%	138.53	10.5%	6	142,943	4.6%	18.37	5.5%	24	76,477	6.3%	39.08	8.2%	41	261,522	9.4%	43.77	8.2%
2026	11	24,927	3.4%	92.18	4.1%	2	32,570	1.1%	17.71	1.2%	17	75,092	6.2%	31.01	6.4%	30	132,589	5.3%	39.24	3.7%
2027	6	17,231	2.3%	78.41	2.4%	2	66,650	2.2%	23.33	3.3%	19	88,267	7.3%	26.78	6.5%	27	172,148	2.6%	30.61	3.8%
Thereafter	10	185,130	24.9%	72.85	24.4%	8	467,943	15.2%	12.72	12.5%	20	109,815	9.0%	44.26	13.3%	38	762,888	17.8%	31.85	17.4%
Total	132	742,156	100.0%	$74.91	100.0%	76	3,083,953	100.0%	$15.37	100.0%	327	1,212,304	100.0%	$30.04	100.0%	535	5,038,413	100.0%	$27.61	100.0%

Anchor GLA Owned by Tenants		—					254,916					—					254,916
Total Vacant		37,661					76,679					232,342					346,681
Total Square Feet		779,817					3,415,548					1,444,646					5,640,010

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - December 31, 2017	30

Core Portfolio - New and Renewal Rent Spreads [1]

	Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Year to Date
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		December 31, 2017
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New leases
Number of new leases executed	4	4	4	4	4	4	5	5	17	17
GLA	8,121	8,121	15,969	15,969	31,722	31,722	28,817	28,817	84,629	84,629
New base rent	$149.48	$139.58	$27.27	$26.79	$19.61	$18.57	$31.51	$31.31	$37.57	$36.07
Previous base rent	$124.63	$136.13	$24.48	$24.81	$17.12	$17.18	$20.36	$21.92	$29.93	$31.65
Average cost per square foot	$123.79	$123.79	$63.69	$63.69	$21.24	$21.24	$6.02	$6.02	$33.91	$33.91
Weighted Average Lease Term (years)	9.4	9.4	10.0	10.0	9.8	9.8	9.3	9.3	9.6	9.6
Percentage growth in base rent	19.9%	2.5%	11.4%	8.0%	14.5%	8.1%	54.8%	42.8%	25.5%	14.0%

Renewal leases
Number of renewal leases executed	15	15	16	16	11	11	13	13	55	55
GLA	156,327	156,327	157,478	157,478	29,532	29,532	72,062	72,062	415,399	415,399
New base rent	$19.11	$18.80	$22.81	$22.36	$25.79	$25.73	$22.10	$21.38	$21.51	$21.09
Expiring base rent	$15.73	$17.34	$19.83	$20.38	$22.65	$24.32	$20.19	$21.00	$18.55	$19.62
Average cost per square foot	$0.24	$0.24	$0.00	$0.00	$0.31	$0.31	$2.25	$2.25	$0.50	$0.50
Weighted Average Lease Term (years)	3.4	3.4	5.4	5.4	3.7	3.7	5.1	5.1	4.5	4.5
Percentage growth in base rent	21.5%	8.4%	15.0%	9.7%	13.9%	5.8%	9.5%	1.8%	16.0%	7.5%

Total new and renewal leases
Number of new and renewal leases executed	19	19	20	20	15	15	18	18	72	72
GLA commencing	164,448	164,448	173,447	173,447	61,254	61,254	100,879	100,879	500,028	500,028
New base rent	$25.55	$24.76	$23.22	$22.77	$22.59	$22.02	$24.79	$24.22	$24.23	$23.63
Expiring base rent	$21.11	$23.21	$20.26	$20.79	$19.79	$20.62	$20.24	$21.26	$20.48	$21.66
Average cost per square foot	$6.34	$6.34	$5.86	$5.86	$11.15	$11.15	$3.33	$3.33	$6.16	$6.16
Weighted average lease term (years)	3.7	3.7	5.8	5.8	6.9	6.9	6.3	6.3	5.3	5.3
Percentage growth in base rent	21.0%	6.7%	14.6%	9.5%	14.1%	6.8%	22.5%	13.9%	18.3%	9.1%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis.

3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - December 31, 2017	31

Core Portfolio Capital Expenditures

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date	Prior Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017	December 31, 2016

Leasing Commissions	$474	$202	$189	$549	$1,414	$2,252
Tenant Improvements	1,747	1,622	1,036	1,836	6,241	9,477
Capital Expenditures	47	59	1,306	1,230	2,642	1,074
Total Capital Expenditures	$2,268	$1,883	$2,531	$3,615	$10,297	$12,803

Supplemental Report - December 31, 2017	32

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.6%		39.6%		38.5%		36.1%		38.7%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$411.5	Million	$412.7	Million	$45.8	Million	$1,303.7	Million
Cumulative Net Distributions [3]	$194.5	Million	$131.6	Million	$551.9	Million	$131.5	Million	$0.0	Million	$1,009.5	Million
Net Distributions/Contributions	224.6%		37.9%		134.1%		31.9%		N/A		77.4%
Unfunded Commitment [4]	$0.0 Million		$0.0 Million		$38.5	Million	$117.3	Million	$474.2	Million	$630.0	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$419.0	Million	$419.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	Yes		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:	Applicable to		Description
Asset Management [6]	Fund I, II & III		1.5% of Implied Capital
Asset Management [6]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote.

4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.

6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - December 31, 2017	33

Fund Retail Properties - Detail [1]
			Fund									Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	—	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	22.4%	72.6%	80.1%	$9,384,250	$27.21

Total - Fund II				—	307,049	167,951	475,000	—%	100.0%	22.4%	72.6%	80.1%	$9,384,250	$27.21

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	—	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	—%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	70.6%	—%	—%	70.6%	70.6%	975,313	325.28
3104 M Street	—	2012	80.0%	—	—	3,608	3,608	—%	—%	—%	—%	—%	—	—
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—%	—%	87.3%	87.3%	96.8%	1,738,116	46.71

Total - Fund III				7,143	—	46,236	53,379	42.0%	—%	80.5%	75.3%	82.9%	$2,713,429	$67.51

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	—		100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	—	—
210 Bowery	—		100.0%	2,300	—	—	2,300	—%	—%	—%	—%	—%	—	—
27 East 61st Street	—		100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	1,988,159	235.79
1035 Third Avenue [2]	—	2015	100.0%	7,617	—	—	7,617	67.1%	—%	—%	67.1%	67.1%	982,035	192.14
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	91.7%	96.9%	96.9%	1,680,527	11.30

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	64,235	88,274	152,509	—%	100.0%	79.8%	88.3%	88.3%	2,385,448	17.71

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	329,155	20.95

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	73.7%	89.2%	89.2%	1,272,679	6.43
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	75.5%	92.4%	94.4%	680,143	8.14
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%		66,698	57,632	124,330	—%	100.0%	70.8%	86.5%	86.5%	1,008,393	9.38
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	761,510	6.46

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—%	100.0%	60.9%	84.2%	84.2%	1,656,365	9.56
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—%	—%	80.2%	62.4%	62.4%	1,365,002	18.95

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	88.5%	86.4%	86.4%	2,978,427	12.99
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—%	100.0%	97.8%	98.5%	98.5%	2,009,651	19.28

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	47.5%	73.9%	88.9%	2,432,867	14.25

Supplemental Report - December 31, 2017	34

Fund Retail Properties - Detail [1]
			Fund									Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—%	—%	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	91.2%	91.2%	91.2%	2,884,796	11.63

SOUTHEAST
Georgia
Broughton Street Portfolio - 19 properties	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	115,640	—	—	115,640	76.3%	—%	—%	76.3%	76.3%	3,441,130	39.00

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,778	203,131	—%	100.0%	96.7%	98.5%	98.5%	2,955,442	14.77

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,048	—	—	10,048	71.1%	—%	—%	71.1%	71.1%	689,790	96.55

Total - Fund IV				211,214	1,217,022	1,194,139	2,622,375	61.5%	95.6%	79.0%	85.3%	86.7%	$33,235,185	$14.86

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	80.0%	88.3%	97.3%	3,401,093	17.18

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	91,122	99,408	190,530	—%	100.0%	93.0%	96.3%	96.3%	2,163,338	11.79
Fairlane Green	TJ Maxx, Bed Bath & Beyond, Michaels	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	100.0%	100.0%	100.0%	5,225,804	20.66

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	176,584	203,981	380,565	—%	100.0%	97.5%	98.7%	98.7%	4,140,630	11.02

Total - Fund V				—	471,200	577,022	1,048,222	—%	100.0%	93.4%	96.4%	98.3%	$14,930,865	$14.78

TOTAL FUND PROPERTIES				218,357	1,995,271	1,985,348	4,198,976	60.9%	97.3%	78.4%	86.5%	88.8%	$60,263,729	$16.59
Acadia Share of Total Fund Properties				36,629	449,508	437,111	923,247	60.8%	97.3%	77.1%	86.3%	88.5%	$13,058,882	$16.39
__________

1.
Excludes properties under development, see “Development Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Supplemental Report - December 31, 2017	35

Funds Lease Expirations - Pro Rata Basis

	FUND II						FUND III
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2018	—	—	—	—	—	—%	3	1,286	13.4%	64,716	50.32	11.2%
2019	—	—	—	—	—	—%	1	744	7.8%	30,403	40.86	5.3%
2020	—	—	—	—	—	—%	2	729	7.6%	32,319	44.33	5.6%
2021	—	—	—	—	—	—%	2	1,038	10.8%	42,159	40.62	7.3%
2022	—	—	—	—	—	—%	3	1,330	13.9%	104,026	78.22	18.0%
2023	—	—	—	—	—	—%	2	101	1.1%	38,913	385.28	6.7%
2024	—	—	—	—	—	—%	1	755	7.9%	42,557	56.37	7.4%
2025	—	—	—	—	—	—%	2	624	6.5%	53,674	86.02	9.3%
2026	—	—	—	—	—	—%	3	412	4.3%	83,945	203.75	14.5%
2027	—	5,854	6.4%	383,300	65.48	15.3%	2	368	3.8%	17,415	47.32	3.0%
Thereafter	5	86,221	93.6%	2,122,295	24.61	84.7%	1	2,195	22.9%	66,885	30.47	11.7%
Total	5	92,075	100.0%	$2,505,595	$27.21	100.0%	22	9,582	100.0%	$577,012	$60.25	100.0%

		34,750	Total Vacant					2,937	Total Vacant
		126,825	Total Square Feet					12,519	Total Square Feet

	FUND IV						FUND V
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	7	4,102	0.8%	$52,707	$12.85	0.8%	—	382	0.2%	$9,998	$26.17	0.3%
2018	33	28,586	5.8%	400,452	14.01	5.7%	1	6,877	3.4%	138,734	20.17	4.6%
2019	27	35,868	7.3%	401,140	11.18	5.8%	5	8,480	4.2%	113,670	13.40	3.8%
2020	28	50,159	10.2%	518,539	10.34	7.4%	5	59,001	29.1%	653,805	11.08	21.8%
2021	35	77,193	15.8%	991,028	12.84	14.2%	14	55,892	27.5%	998,014	17.86	33.3%
2022	29	60,404	12.3%	804,598	13.32	11.5%	31	16,593	8.2%	357,621	21.55	11.9%
2023	19	54,476	11.1%	581,902	10.68	8.3%	11	14,005	6.9%	220,711	15.76	7.4%
2024	15	38,112	7.8%	798,816	20.96	11.5%	9	7,642	3.8%	115,037	15.05	3.8%
2025	17	22,254	4.5%	701,721	31.53	10.1%	2	509	0.3%	13,985	27.48	0.5%
2026	21	29,238	6.0%	535,905	18.33	7.7%	1	10,552	5.2%	162,465	—	5.4%
2027	16	23,895	4.9%	335,132	14.03	4.8%	3	4,761	2.3%	88,063	18.50	2.9%
Thereafter	13	65,421	13.4%	853,232	13.04	12.2%	2	18,316	8.9%	129,001	7.04	4.3%
Total	260	489,708	99.9%	$6,975,172	$14.25	100.0%	86	203,010	100.0%	$3,001,104	$14.78	100.0%

		83,503	Total Vacant					7,683	Total Vacant
		573,211	Total Square Feet					210,693	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - December 31, 2017	36

Development Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Est. SQFT Upon Completion	Leased Rate [1]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range			Outstanding Debt
FUND III

Cortlandt Crossing [1]	100.0%	Mohegan Lake, NY	2019	130,000	50%	ShopRite	$40.4	$20.0	to	$25.0	$60.0	to	$65.0	$1.4
Broad Hollow Commons	100.0%	Farmingdale, NY	2020	180,000 - 200,000	—	TBD	16.5	33.5	to	43.5	50.0	to	60.0	—
							$56.9	$53.5		$68.5	$110.0		$125.0	$1.4

FUND IV

650 Bald Hill Road	90.0%	Warwick, RI	2018	161,000	72%	Dick's Sporting Goods, Burlington Coat Factory	$33.0	$2.5	to	$3.5	$35.5	to	$36.5	$13.9
717 N. Michigan Avenue	100.0%	Chicago, IL	2018	62,000	25%	Disney Store	109.2	10.8	to	18.3	120.0	to	127.5	63.9
							$142.2	$13.3		$21.8	$155.5		$164.0	$77.8

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018	30,000	75%	TJ Maxx	$16.1	$6.9	to	$8.4	$23.0		$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2018	TBD	—	TBD	8.5	2.0	to	3.0	10.5		11.5	—
							$24.6	$8.9		$11.4	$33.5		$36.0	$—

_________

1.	Projected development cost is shown net of reimbursement for public improvements.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$223.7

Development held as operating real estate	(24.6)
Development costs of unconsolidated properties	(33.0)
Deferred costs and other amounts	7.6

Total per consolidated balance sheet	$173.7

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Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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